UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 3.125% senior notes due July 2025	ORCL	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7—Regulation FD

Item 7.01   Regulation FD Disclosure.

Safra Catz, Chief Executive Officer of Oracle Corporation (“Oracle”) plans to meet with other Oracle colleagues later today. She will say, “Oracle is off to a strong start in FY26. Our MultiCloud database revenue continues to grow at over 100%, and we signed multiple large cloud services agreements including one that is expected to contribute more than $30 billion in annual revenue starting in FY28.”

“Safe Harbor” Statement: Amounts ultimately recognized from the contract noted above may vary and the execution of these contracts will not result in any change to Oracle’s fiscal year 2026 guidance as provided in connection with its most recent earnings announcement on June 11, 2025. Statements in this Current Report on Form 8-K relating to future plans, expectations, beliefs, intentions and prospects, are “forward-looking statements” and are subject to material risks and uncertainties. Risks and uncertainties that could affect Oracle’s current expectations and its actual results include, among others, risks related to: contractual disputes or non-performance by either party; Oracle’s management of complex cloud and hardware offerings, including the sourcing of technologies and technology components; Oracle’s ability to secure datacenter capacity; significant coding, manufacturing or configuration errors in Oracle’s offerings; Oracle’s ability to develop new products and services, integrate acquired products and services and enhance our existing products and services, including its AI products; risks associated with acquisitions; economic, political and market conditions; information technology system failures, privacy and data security concerns; cybersecurity breaches; and unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. A detailed discussion of these factors and other risks that affect Oracle’s business is contained in its SEC filings, including its most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Oracle undertakes no duty to update any statement in light of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: June 30, 2025	By:	/s/ Maria Smith
Name: Maria Smith
Executive Vice President, Chief Accounting Officer (Principal Accounting Officer)